UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Merck & Co., INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 26, 2020.

MERCK & CO., INC.

MERCK & CO., INC.
2000 GALLOPING HILL ROAD
KENILWORTH, NJ 07033

D09982-P34871-Z76477

Meeting Information

Meeting Type: Annual
For holders as of: March 27, 2020
Date: May 26, 2020 **Time:** 9:00 a.m. Eastern Time
Location: Bridgewater Marriott
700 Commons Way
Bridgewater, New Jersey 08807*

*Due to the emerging public health impact of coronavirus disease 2019 (COVID-19), Merck & Co., Inc. is planning for the possibility that the Annual Meeting may be held solely by means of remote communication. A decision to take this step will be announced in a press release, available at www.merck.com, that will include details on how to participate.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com*, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
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* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before May 12, 2020 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

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VIEW MATERIALS & VOTE

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to *www.proxyvote.com* or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Shareholder Meeting Registration: To vote and/or attend the meeting, go to the "Register for Meeting" link at www.proxyvote.com.

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Voting Items

The Board of Directors recommends you vote FOR each of the following Nominees:

1. *Election of Directors*

Nominees:

1a. Leslie A. Brun

1b. Thomas R. Cech

1c. Mary Ellen Coe

1d. Pamela J. Craig

1e. Kenneth C. Frazier

1f. Thomas H. Glocer

1g. Risa Lavizzo-Mourey

1h. Paul B. Rothman

1i. Patricia F. Russo

1j. Christine E. Seidman

1k. Inge G. Thulin

1l. Kathy J. Warden

1m. Peter C. Wendell

The Board of Directors recommends you vote FOR proposals 2 and 3:

2. Non-binding advisory vote to approve the compensation of our named executive officers.

3. Ratification of the appointment of the Company's independent registered public accounting firm for 2020.

The Board of Directors recommends you vote AGAINST proposals 4 and 5:

4. Shareholder proposal concerning shareholder right to act by written consent.

5. Shareholder proposal regarding allocation of corporate tax savings.

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D09985-P34871-Z76477